UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019 (November 13, 2019)

Aon plc

(Exact name of registrant as specified in Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange

Item 8.01:	Other Events.

On November 13, 2019, Aon Corporation (the “Company”) and Aon plc (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $500,000,000 aggregate principal amount of its 2.200% Senior Notes due 2022 (the “Notes”) under the Registration Statement on Form S-3 (Registration Nos. 333-227514-01 and 333-227514). The Guarantor will provide a full and unconditional guarantee of the Notes pursuant to the Indenture (as defined below) (the “Guarantee” and, together with the Notes, the “Securities”). The Securities will be issued pursuant to an Indenture, dated December 3, 2018 (the “Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee.

The net proceeds from the sale of the Securities, after deducting the underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $496.5 million. The Company intends to use the net proceeds of the offering to pay down a portion of outstanding commercial paper and for general corporate purposes.

The Underwriting Agreement and the Indenture are filed as Exhibits 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The form of notes (including the Guarantee) for the Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Securities, Latham & Watkins LLP is filing the legal opinions attached as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K, respectively.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated November 13, 2019, among the Company, the Guarantor and BofA Securities Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein.

4.1

Indenture, dated December 3, 2018, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Aon plc’s Current Report on Form 8-K filed on December 3, 2018).

4.2	Form of 2.200% Senior Note due 2022 (including the Guarantee).

5.1	Opinion of Latham & Watkins LLP relating to the Securities.

5.2	Opinion of Latham & Watkins (London) LLP relating to the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins (London) LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aon Corporation

Date: November 15, 2019	By:	/s/ Paul Hagy
	Name:	Paul Hagy
	Title:	Senior Vice President and Treasurer